                                                                    Exhibit 10.6




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                        SCOTT CABLE COMMUNICATIONS, INC.,
                                   as Issuer,

                              FLEET NATIONAL BANK,
                                  as Depositary

                                       and

                 FLEET NATIONAL BANK, AS TRUSTEE FOR HOLDERS OF
          15% SENIOR SUBORDINATED PAY-IN-KIND NOTES DUE MARCH 18, 2002
                                       OF
                        SCOTT CABLE COMMUNICATIONS, INC.

                                  -------------

                                DEPOSIT AGREEMENT

                          Dated as of December 18, 1996





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

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   Definitions

1.1  ...................................................................   - 1 -

                                   ARTICLE II

                     Deposit of Securities; Deposit Account

2.1  Deposit of Securities..............................................   - 4 -
2.2  Documents Accompanying Deposit.....................................   - 4 -
2.3  Deposit Account....................................................   - 4 -
2.4  Representations and Warranties of Holders..........................   - 4 -
2.5  Representations and Warranties of the Issuer.......................   - 5 -

                                   ARTICLE III

                               Depositary Receipts

3.1  Issuance of Receipts...............................................   - 5 -
3.2  Effect of Acceptance of Receipt....................................   - 5 -
3.3  Form of Receipts; Denominations; Execution.........................   - 6 -
3.4  Numbering and Registration of Receipts.............................   - 7 -
3.5  Combinations and Split-Ups of Receipts.............................   - 7 -
3.6  Lost Receipts......................................................   - 7 -
3.7  Limitations on Execution and Delivery, Transfer,
     Surrender and Exchange of Receipts.................................   - 7 -
3.8  Cancellation and Return or Destruction of
     Surrendered Receipts...............................................   - 8 -
3.9  Supply of Certificates and Receipts................................   - 8 -
3.10 Filing Proofs, Certificates and Other
     Information........................................................   - 8 -
3.11 Refusal of Deposit, Transfer, Etc..................................   - 8 -
3.12 Registrar; Transfer Agent..........................................   - 9 -

                                   ARTICLE IV

                              Transfer of Receipts

4.1  Transferability....................................................   - 9 -
4.2  Registration of Transfer of Receipts...............................  - 10 -
4.3  Effect of Execution of Transfer Application by
     Transferee........................................................   - 10 -
4.4  Filing Notice of Transfers with Issuer............................   - 10 -

                                    ARTICLE V

                                 Pledge of Stock

5.1  Pledge of Stock...................................................   - 11 -

                                   ARTICLE VI

                              Duties of Depositary

6.1  Reports...........................................................   - 11 -
6.2  Lists of Receipt Holders..........................................   - 11 -
6.3  Maintenance of Offices, Agencies and Transfer
     Books by Depositary...............................................   - 12 -
6.4  Other Obligations.................................................   - 12 -
6.5  Depositary's Agents...............................................   - 12 -
6.6  Duties of Depositary..............................................   - 12 -
6.7  Rights of Trustee.................................................   - 14 -

                                   ARTICLE VII

                    Information; Distributions; Voting Rights

7.1  Duty to Furnish and Transmit Certain
     Information.......................................................   - 15 -
7.2  Distributions.....................................................   - 15 -
7.3  Voting............................................................   - 16 -
7.4  Indenture.........................................................   - 16 -
7.5  Termination.......................................................   - 16 -

                                  ARTICLE VIII

                    Status and Other Activity of Depositary;
                   Force Majeure; Immunities; Indemnification

8.1  Depositary Not a Trustee, Issuer, Etc.............................   - 17 -
8.2  Other Activity of Depositary......................................   - 17 -
8.3  Force Majeure.....................................................   - 17 -
8.4  Immunities........................................................   - 18 -
8.5  Indemnification...................................................   - 19 -
8.6  Tax Matters.......................................................   - 19 -
8.7  Depositary Not Responsible For Validity of a
     Deposited Instrument..............................................   - 19 -

                                   ARTICLE IX

                             Charges; Fees; Expenses

9.1  In General........................................................   - 20 -
9.2  Responsibility for Expenses and Charges...........................   - 20 -
9.3  Governmental Charges..............................................   - 20 -
9.4  Special Charges...................................................   - 20 -
9.5  Notice Requirement................................................   - 20 -

                                    ARTICLE X

                             Resignation; Amendment

10.1 Resignation and Removal of Depositary;
     Appointment of Successor Depositary...............................   - 21 -
10.2 Amendment.........................................................   - 22 -

                                   ARTICLE XI

                               General Provisions

11.1 Counterparts......................................................   - 22 -
11.2 Exclusive Benefit of Parties......................................   - 22 -
11.3 Invalidity of Provisions..........................................   - 23 -
11.4 Notices...........................................................   - 23 -
11.5 Holders of Receipts to Be Parties.................................   - 24 -
11.6 Pronouns and Plurals..............................................   - 24 -
11.7 Governing Law.....................................................   - 24 -
11.8 Captions..........................................................   - 24 -

Form of Depositary Receipt...........................................  Exhibit A

                                DEPOSIT AGREEMENT

      This Agreement, made and entered into as of December 18, 1996, between and among SCOTT CABLE COMMUNICATIONS, INC., a Texas corporation (the "Issuer"), FLEET NATIONAL BANK, a national banking association, not in its individual capacity, but solely as Depositary, and FLEET NATIONAL BANK, not in its individual capacity but solely as trustee for holders of 15% senior subordinated pay-in-kind notes due March 18, 2002 of the Issuer,

                              W I T N E S S E T H:

      WHEREAS, the Issuer's Seconded Amended Joint Plan of Reorganization, as modified, filed with the United Sates Bankruptcy Court for the District of Delaware (the "Plan of Reorganization") contemplates that the parties hereto execute and deliver this Agreement;

      WHEREAS, as required by the Plan of Reorganization, the Issuer has issued its Class C Common Stock for deposit hereunder for the benefit of the Holders of the Depositary Receipts;

      WHEREAS, in accordance with the Plan of Reorganization, Fleet National Bank, as trustee, and the Issuer are parties to that certain Indenture dated as of the date hereof (the "Indenture") pursuant to which the Issuer shall issue its senior subordinated pay-in-kind notes due March 18, 2002 in the principal amount of $49,500,000 (the "Notes") for deposit hereunder for the benefit of the Holders of the Depositary Receipts; and

      NOW, THEREFORE, in consideration of the premises and the promises hereinafter contained, it is agreed by and among the parties hereto as follows:

                                    ARTICLE I

                                   Definitions

      1.1 The following definitions shall, unless otherwise clearly indicated, apply to the terms used in this Agreement:

      "Agreement" means this Deposit Agreement, as it may be amended or supplemented from time to time.

      "Business Day" means each Monday through Friday of each week, except that a legal holiday recognized as such by the Government of the United States, the Commonwealth of

Massachusetts or of the State of New York shall not be regarded as a business day.

      "Class C Common Stock" has the meaning specified in the recitals, and shall include any rights associated therewith in accordance with the Issuers organizational documents.

      "Commission" means the Securities and Exchange Commission or any commission, agency or other governmental body succeeding to the powers of such commission.

      "Indenture" is defined in the recitals hereof.

      "Issuer" means Scott Cable Communications, Inc., a Texas Corporation having its principal office at Four Landmark Square, Suite 302, Stamford, Connecticut 06901.

      "Corporate Office" means the corporate trust office of the Depositary, which at the date of this Agreement is at Corporate Trust Department, One Federal Street, Boston, Massachusetts 02110.

      "Deposit Account" means the account or accounts established by the Depositary pursuant to Section 2.3.

      "Depositary" means Fleet National Bank, a national banking association, or any successor to it as Depositary under this Agreement.

      "Depositary Receipt" or "Receipt" means a depositary receipt, the text of which is attached hereto as Exhibit A, evidencing ownership of one or more Depositary Units signed on behalf of the Depositary by the manual signature of a duly authorized employee of the Depositary, or a facsimile signature of the Depositary if such receipts are countersigned by a duly authorized employee of the appointed Registrar.

      "Depositary Unit" means the interest of a Holder representing such fractional part of the interest of all Holders in the Securities that have been deposited with the Depositary pursuant to this Agreement.

      "Depositary's Agent" means an agent appointed by the Depositary as provided and for the purposes specified in Section 6.5.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      "Finova" is defined in Section 5.1.

      "Holder" means the Person in whose name such Securities are issued, and in whose name such Securities are registered on the books of the Issuer or the Trustee, as applicable, as of the close of business on a particular Business Day.

      "National Securities Exchange" means the American Stock Exchange, the New York Stock Exchange and the Pacific Stock Exchange.

      "Notes" has the meanings specified in the Recitals, and shall include any additional Notes issued as payment of interest in accordance with the Indenture.

      "Person" means an individual or a corporation, partnership, trust, unincorporated organization, association or other entity.

      "Pledge Agreement" is defined in Section 5.1.

      "Pledged Stock" is defined in Section 5.1.

      "Record Date" means the date established by the Issuer for determining (a) the identity of Holders entitled to notice of or to vote at any meeting of Stockholders of the Issuer or entitled to vote by ballot or give consent to Issuer action in writing without a meeting or entitled to exercise rights in respect of any other lawful action of Stockholders of the Issuer or (b) the identity of Record Holders of Depositary Receipts entitled to receive any report or distribution.

      "Record Holder" means the Person in whose name the Depositary Receipt evidencing such Depositary Unit is issued, and in whose name such Depositary Units are registered on the books of the Depositary, Registrar or Transfer Agent, as applicable, as of the close of business on a particular Business Day; "holder" as applied to a Depositary Receipt means, if the Receipt is not endorsed, the record holder in possession thereof or, if it is endorsed to any Person, such Person in possession thereof or, if it is endorsed in blank, the bearer thereof.

      "Registrar" means the Depositary or any bank, trust company or other corporation which is appointed to register Depositary Receipts, as provided in
Section 3.12.

      "Securities" means each Note and share of Class C Common Stock.

      "Securities Act" means the Securities Act of 1933, as amended from time to time.

      "Transfer Agent" means the Depositary or any bank, trust company or other Person appointed by the Issuer or the Depositary to act as transfer agent for Depositary Units as provided in Section 3.12.

      "Transfer Application" means an application and agreement for transfer of Depositary Units in the form set forth on the back of the form of Depositary Receipt or in a form substantially to the same effect in a separate instrument by which a transferee requests to transfer its interest in Depositary Units, and agrees to be bound by the terms and conditions of this Agreement.

                                   ARTICLE II

                     Deposit of Securities; Deposit Account

      2.1 Deposit of Securities. Subject to the terms and conditions of this Agreement, including, without limitation Section 5.1, all Securities of each Holder shall be deposited in the Deposit Account established by the Depositary under this Agreement and a Depositary Receipt or Receipts shall be promptly issued. Subject to Section 8.1 hereof, the Depository shall be the record holder of each Security and to further the purposes of the Plan of Reorganization, shall be deemed to have legal title thereto.

      2.2 Documents Accompanying Deposit. A deposit of Securities shall be made by delivering to the Depositary at its Corporate Office the instruments, documents and agreements evidencing such Securities. Each Holder presenting Securities for deposit shall file such information and execute such certifications as the Depositary may request under the circumstances.

      2.3 Deposit Account. The Depositary shall establish, at its Corporate Office, an account in a form and in a manner satisfactory to the Depositary and the Issuer, in which deposited Securities will be held.

      2.4 Representations and Warranties of Holders. Each Holder depositing Securities under this Agreement shall be deemed thereby to represent and warrant that (a) such Holder is, or is duly authorized to be acting for, a Holder, and
(b) such Holder is the owner thereof or duly authorized by the owner thereof to make the deposit. The Depositary shall not be liable to any Person for any expense or damage incurred as a result of any breach by a Holder of these representations and warranties, which shall survive the deposit of Securities and the issuance of Depositary Receipts.

      2.5 Representations and Warranties of the Issuer. The Issuer represents and warrants that (a) upon issuance, each Security will be validly issued, fully paid and nonassessable, (b) any Depositary Receipt issued by the Depositary or any Transfer Agent, if duly issued in the manner provided in this Agreement, will be fully paid and nonassessable, and (c) the Issuer will not at any time deposit or cause to be deposited any Securities, unless such securities were issued pursuant to an effective registration statement under the Securities Act or in a transaction not requiring registration under the Securities Act. The Depositary shall not be liable to any Person for any expense or damage incurred as a result of any breach by the Issuer of these representations and warranties, which shall survive the deposit of the Securities and the issuance of Depositary Receipts.

                                   ARTICLE III

                               Depositary Receipts

      3.1 Issuance of Receipts. (a) At the direction and instruction of the Issuer and upon the deposit of the Securities of a Holder, accompanied by documents as provided in Section 2.2, and upon payment of any tax or other governmental charge in respect of the deposit or of the transfer of such Securities, and payment of any fee of the Depositary provided for in Article X, the Depositary shall issue to the Holder thereof one or more Depositary Receipts for the Securities so deposited, in percentages and amounts as provided to the Depositary by the Issuer, but in no event for percentages less than three decimal points, and shall deliver such Receipt or Receipts to the Holder or, subject to the requirements of Section 3.1(b), to a Person designated by him. One Depositary Receipt shall be issued in a denomination evidencing all of the Securities so deposited by such Holder unless the Holder elects to have Receipts issued in smaller denominations, subject to Section 3.3(b).

            (b) If a Holder wishes to have any of its Securities registered in the name of, and the Depositary Receipt therefor issued to, another Person designated by it, the transaction shall be treated as a transfer and shall be governed by the provisions of Article IV, and the Holder and such Person shall comply with such requirements as the Issuer or the Depositary may impose, including the requirement that such Person execute a Transfer Application.

      3.2 Effect of Acceptance of Receipt. By acceptance of a Depositary Receipt, a Holder becomes a party to this Agreement, thereby assenting to all of its provisions, and becomes bound by the terms and conditions of this Agreement and such Receipt. The effect of acceptance of a Depositary Receipt upon a Person designated by the Holder pursuant to Section 3.1(b) shall be as set forth in Section 4.3 in respect of a transferee.

      3.3 Form of Receipts; Denominations; Execution. (a) Depositary Receipts shall be substantially in the form of Exhibit A to this Agreement, with appropriate insertions, modifications and omissions as provided by the Issuer.

            (b) Depositary Receipts may be issued in denominations as a percentage (but in no event for less than thousandths of one percent) of the number of Securities at the written direction and instruction of the Issuer.

            (c) At the direction and instruction of the Issuer, Depositary Receipts may be endorsed with, or have incorporated in the text thereof, such legends or recitals or changes not inconsistent with the provisions of this Agreement as may be required to comply with the provisions of this Agreement, the certificate of incorporation or by-laws of the Issuer, any applicable law or any regulation, or with the rules and regulations of any securities exchange upon which the Securities or Receipts are or may be listed, or to conform with any usage with respect thereto, or to indicate any special limitation or restriction to which any particular Receipt may be subject, or as may for any other reason be required. The Issuer may authorize the exchange of Depositary Receipts for other Depositary Receipts printed and engraved in such other manner as it shall determine.

            (d) Each Depositary Receipt shall be signed on behalf of the Depositary by the manual signature of a duly authorized employee of the Depositary; provided that such signature may be a facsimile if a Registrar has been appointed and the Receipt is countersigned by the manual signature of a duly authorized employee of the Registrar. No Depositary Receipt shall be entitled to any benefits under this Agreement or be valid or obligatory for any purpose, unless it has been signed by such a manual signature or facsimile signature countersigned by such manual signature. Depositary Receipts bearing the facsimile signature of a Person who was at any time duly authorized to sign Depositary Receipts on behalf of the Depositary shall bind the Depositary, notwithstanding that such Person has ceased to be an employee prior to signature by the Registrar and delivery of such Depositary Receipts or was not an employee at the date of issuance of such Depositary Receipts or of the execution of this Agreement.

      3.4 Numbering and Registration of Receipts. (a) Depositary Receipts issued by the Depositary shall be numbered consecutively. The Record Holder of each numbered Receipt shall be registered on the books of the Depositary and any Registrar or Transfer Agent in a manner permitting identification, by Persons authorized to have access to the books of all Record Holders and their Receipts and the Depositary Units evidenced thereby.

            (b) In addition, the Depositary shall keep records to accurately prepare such lists as the Issuer may reasonably request from time to time, including the lists referred to in Sections 4.5 and 6.5 hereof.

      3.5 Combinations and Split-Ups of Receipts. At the direction and instruction of the Issuer and upon surrender of a Depositary Receipt or Receipts for split-up or combination at the Corporate Office or at any other office the Depositary may designate for such purpose, and subject to the terms and conditions of this Agreement, the Depositary shall execute and deliver a new Receipt or Receipts bearing a previously unassigned number, in authorized denominations evidencing the same aggregate number of Depositary Units as the number evidenced by the Receipt or Receipts surrendered. Upon the written request of the Issuer, the Depositary shall execute and deliver new Depositary Receipts bearing previously unassigned numbers in authorized denominations and take such other appropriate action as may be necessary in the event the outstanding Securities shall be divided into a greater number of Securities or the outstanding Securities shall be combined into a smaller number of Securities.

      3.6 Lost Receipts. If any Depositary Receipt is mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a Receipt bearing a previously unassigned number of like form and tenor in exchange and substitution for the mutilated, destroyed, lost or stolen Receipt; provided that the Depositary shall require the Record Holder of the Receipt to file with the Depositary, in a form and manner satisfactory to the Depositary, an affidavit regarding the mutilation, destruction, loss or theft, and of his ownership of the Receipt, and to furnish to the Depositary reasonable indemnification (including posting indemnity bond for the benefit of the Depositary and the Issuer) satisfactory to the Depositary and the Issuer.

      3.7 Limitations on Execution and Delivery, Transfer, Surrender and Exchange of Receipts. As a condition precedent to the execution and delivery, transfer, split-up, combination, surrender or exchange of any Depositary Receipt, the Depositary, any Transfer Agent or any Depositary's Agent may require (a) payment of a sum sufficient for reimbursement of any tax or other governmental charge with respect thereto (including any such tax or charge with respect to Securities being deposited) or an affidavit of an authorized officer of the Issuer or other appropriate person satisfactory to the Depositary and the Issuer that no such tax or other governmental charge is due and owing with respect thereto, (b) production of proof satisfactory to it as to the identity and genuineness of any signature or as to the due authorization of the action and
(c) compliance with such reasonable regulations consistent with the provisions of this Agreement as the Depositary may establish.

      3.8 Cancellation and Return or Destruction of Surrendered Receipts. All Depositary Receipts surrendered to the Depositary or any Depositary's Agent shall be cancelled. At the direction of the Issuer, the Depositary shall either return the cancelled Depositary Receipts to the Issuer or shall destroy the cancelled Depositary Receipts and deliver a certificate of destruction to the Issuer.

      3.9 Supply of Certificates and Receipts. The Issuer shall deliver to the Depositary from time to time such quantities of Depositary Receipts as the Depositary may request to enable the Depositary to perform its obligations under this Agreement.

      3.10 Filing Proofs, Certificates and Other Information. Any Person presenting Securities for deposit or any Record Holder of a Depositary Receipt may be required from time to time to file information, to execute such certificates, and to make such representations and warranties as the Depositary may request in order to carry out the purposes of this Agreement. The Depositary may withhold the delivery, exchange or registration of transfer of any Depositary Receipt or any distribution in respect thereof until such proof or other information is filed or such certificates are executed or such representations and warranties are made.

      3.11 Refusal of Deposit, Transfer, Etc. (a) The deposit of Securities or the delivery of Depositary Receipts may be suspended, or the transfer or registration of a Receipt may be refused, or the registration of transfer, surrender or exchange of outstanding Receipts may be suspended (i) during any period when any register of owners of Depositary Units is closed, or (ii) if such action is deemed necessary or advisable, by the Depositary, any of the Depositary's Agents or the Issuer at any time or from time to time because of any requirement of law or of any securities exchange upon which the Depositary Units or Receipts are or may be listed, government or governmental body or commission, or under any provision of this Agreement.

            (b) The Issuer may give written instructions to the Depositary to place an appropriate legend on any Depositary Receipts in accordance with
Section 3.3(c) hereof. The Issuer may deliver a stop transfer order to the Depositary in writing, specifying the name of the Record Holder thereof and the number of Depositary Units or Securities so restricted. The Depositary may rely upon such legend or stop transfer order until instructed in writing by the Issuer to remove such legend or lift such stop transfer order.

      3.12 Registrar; Transfer Agent. (a) The Issuer may, and (i) at the request of the Depositary, or (ii) to the extent required by any law, regulation or rule or regulation of any securities exchange on which any Depositary Units or Receipts are listed shall, appoint a Registrar and a Transfer Agent and one or more Co-Registrars and Co-Transfer Agents for such Depositary Units and Receipts.

            (b) A Registrar or Transfer Agent may be removed and a substitute appointed by the Issuer.

            (c) The Depositary shall, at the written request and instruction of the Issuer, arrange for such facilities for the delivery, transfer, surrender and exchange of Depositary Receipts as may be required by law, regulation or rule or regulation of any securities exchange upon which the Depositary Units or Receipts are listed.

                                   ARTICLE IV

                              Transfer of Receipts

      4.1 Transferability. The Depositary Receipts are investment securities and are transferable according to the laws governing transfers of investment securities. A Record Holder of a Depositary Receipt shall only have the authority to convey to a purchaser or other transferee who does not execute a Transfer Application, however, the right to negotiate such Depositary Receipt to a purchaser or other transferee. A transferee, by acceptance of a Depositary Receipt, (i) becomes a party to this Agreement, thereby assenting to all of its provisions, (ii) becomes bound by the terms and conditions of this Agreement and the Receipt and (iii) agrees that his or its transferor's duty to provide transferee with any requisite which may be necessary to obtain registration of the transfer of the security shall exclude any duty of transferor with respect to the requirement of the delivery of an executed Transfer Application. It is a condition of the Receipt, and every successive holder thereof by accepting transfer or holding the Receipt consents and agrees, that until a Receipt has been transferred on the books of the Depositary or a Transfer Agent as provided in Section 4.2, the Depositary, any Transfer Agent and the Issuer, notwithstanding any notice to the contrary and notwithstanding any notation or other writing on the Depositary Receipt, may treat the Record Holder thereof at such time as the absolute owner thereof for all purposes.

      4.2 Registration of Transfer of Receipts. Subject to the terms and conditions of this Agreement, the Depositary or any Registrar or Transfer Agent, as applicable, shall transfer on its books, from time to time, Depositary Units upon surrender of the Depositary Receipt or Receipts evidencing the Depositary Units by the Record Holder, in person or by duly authorized attorney, properly endorsed or accompanied by a properly executed instrument of transfer and accompanied by a properly executed Transfer Application at the Corporate Office or at any other office as the Depositary may designate for the purpose, and thereupon the Depositary shall issue or cause to be issued a new Depositary Receipt or Receipts evidencing the same aggregate number of Depositary Units as those evidenced by the Receipt or Receipts surrendered, and deliver the new Receipt or Receipts to or upon the order of the Person or Persons entitled thereto. Upon any transfer of fewer than all of the Depositary Units evidenced by a Depositary Receipt, the Depositary shall issue or cause to be issued to the Record Holder of such Depositary Receipt a new Depositary Receipt evidencing the number of Depositary Units not being transferred.

      4.3 Effect of Execution of Transfer Application by Transferee. The Depositary shall not register the transfer of Depositary Units unless the transferee has delivered a properly executed Transfer Application as required by
Section 4.2. A transferee who has completed and delivered a properly executed Transfer Application shall be deemed (i) to have agreed to be bound by the terms and conditions of this Agreement and the Depositary Receipt, and (ii) to have represented and warranted that such transferee has authority to enter into the this Agreement. Any such transfer shall be effective at and from the close of business on the Business Day on which a properly executed Transfer Application is received by the Transfer Agent.

      4.4 Filing Notice of Transfers with Issuer. As promptly as practicable after the last Business Day of each month, the

Depositary shall cause to be prepared, as of the close of business on that day, a list, in such form as may be requested by the Issuer, of registration of transfers of Depositary Receipts registered by the Depositary or any Registrar or Transfer Agent, as applicable, since the last business day of the preceding month (hereinafter called "transfer record") and shall furnish the transfer record to the Issuer.

                                    ARTICLE V

                                 Pledge of Stock

      5.1 Pledge of Stock. The parties hereto acknowledge and agree that each share of the Class C Common Stock of the Issuer intended to be deposited by the Holders and held by the Depositary hereunder (the "Pledged Stock") has been pledged by the Holders to Finova Capital Corporation ("Finova") pursuant to that certain Pledge Agreement dated as of the date hereof (the "Pledge Agreement") by and among the Issuer, each of the other shareholders of the Issuer, the Depositary in its capacity hereunder and Finova. Subject to the terms and conditions of this Agreement, the Depositary is hereby expressly authorized by each of the Holders to execute and deliver each document, instrument and agreement required to be delivered thereby in its capacity of Class C Pledgor under the Pledge Agreement, including, without limitation, the delivery of each and every stock certificate representing shares in the Pledged Stock, and to take all such actions required to be taken thereby in accordance with the terms and conditions of the Pledge Agreement.

                                   ARTICLE VI

                              Duties of Depositary

      6.1 Reports. The Depositary shall make available for inspection by Record Holders of Depositary Receipts at its Corporate Office, and at such other places as it may from time to time deem advisable, during normal business hours and shall, upon the written request of the Issuer, furnish to the Commission any report, financial statement or communication received from the Issuer that is both (i) received by the Depositary in its capacity as depositary and (ii) made generally available to the owners of Securities or Depositary Units or the Record Holders of Depositary Receipts.

      6.2 Lists of Receipt Holders. As promptly as practicable upon written request by the Issuer, the Depositary shall furnish to the Issuer a list, as of the date requested by the Issuer, of the names and addresses of all Record

Holders of Depositary Receipts and the number of Depositary Units evidenced by their Receipts, respectively. A Record Holder of Depositary Receipts whose ownership of Securities aggregates one percent or more of the outstanding Securities shall have the right, upon notifying the Depositary of a proper purpose (in the sole determination of the Issuer) related to such Record Holder's interest in the Issuer, to have furnished to them at such Record Holder's expense a copy of the names and addresses of all Record Holders of Depositary Receipts and the number of Depositary Units evidenced by their Receipts as of the date specified in the written request therefor.

      6.3 Maintenance of Offices, Agencies and Transfer Books by Depositary. (a) The Depositary shall maintain as its Corporate Office and at such other office or offices as it may designate, or as may be reasonably required by any National Securities Exchange on which the Depositary Units or Receipts are or may be listed, facilities for the execution and delivery, transfer, surrender and exchange of Depositary Receipts.

            (b) The Depositary shall keep books at its Corporate Office for the transfer of Depositary Receipts. The books shall be open at all reasonable times for inspection by the Record Holders of Depositary Receipts, provided that such inspection shall not be for the purpose (in the sole determination of the Issuer) of communicating with holders of Receipts in the interest of a business or object other than the business of the Issuer or a matter related to this Agreement or the Receipts.

      6.4 Other Obligations. In performing the services set forth in this Agreement, the Depositary shall comply with any additional requirements that may be reasonably imposed upon it by virtue of its being deemed a transfer agent for Depositary Receipts by any National Securities Exchange on which Depositary Units or Receipts are listed for trading.

      6.5 Depositary's Agents. The Depositary may from time to time, with the prior written consent of the Issuer, appoint agents that may include the Issuer and its affiliates for the purposes of this Agreement and vary or terminate the appointment of such agents.

      6.6 Duties of Depositary.

            (a) Depository need perform only those duties as are specifically set forth in the Agreement and no covenants or obligations shall be implied in this Agreement that are adverse to Depositary.

            (b) In the absence of bad faith on its part, Depositary may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Depositary and confirming to the requirements of this Agreement. However, Depositary shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement.

            (c) Depositary may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own will full misconduct, except that:

                  (1) Depositary shall not be liable for any error of judgment made in good faith by a Trust Officer (as defined in the Indenture), unless it is proved that Depositary was negligent in ascertaining the pertinent facts.

                  (2) Depositary shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.3.

            (d) No provision of this Agreement shall require Depositary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (e) Every provision of this Agreement that in any way relates to Depositary is subject to paragraphs (a), and (c) of this Section 6.6.

            (f) Depositary shall not be liable for interest on any assets received by it except as Depositary may agree with Issuer. Assets held in trust by Depositary need not be segregated from other assets except to the extent required by law.

      6.7 Rights of Trustee.

            Subject to Section 6.6:

            (a) Depositary may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. Depositary need not investigate any fact or matter stated in the document.

            (b) Before Depositary acts or refrains from acting, it may consult with counsel and may require an Officer's Certificate, as defined in the Indenture, or an Opinion of Counsel, as defined in the Indenture, which shall conform to Sections 12.4 and 12.5 of the Indenture. Depository shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

            (c) Depositary may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

            (d) Depositary shall not be liable for any action that it takes or omits to take in good faith which it believes to be authorized or within its rights or powers other than any liabilities arising out of its own negligence.

            (e) Depositary shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or documents, but Depositary, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

            (f) Depositary shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request, order or direction of any of the Record Holders pursuant to the provisions of this Agreement, unless such Record Holders shall have offered to Depositary reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                                   ARTICLE VII

                    Information; Distributions; Voting Rights

      7.1 Duty to Furnish and Transmit Certain Information. The Issuer is required by the Indenture to furnish to Holders certain reports and notices. If the Issuer elects to have the Depositary deliver such reports or notices, the Issuer shall furnish to the Depositary a sufficient quantity of each such report or notice for transmittal to the Record Holders of Depositary Receipts. Upon receipt of any such report or notice from the Issuer that is to be sent to Record Holders of Depositary Receipts, the Depositary shall mail such report or notice within ten (10) Business Days to the Record Holders of Depositary Receipts as of the close of business on the last Business Day of the month preceding the month in which such report or notice is received by the Depositary or as of such other date as the Issuer may specify.

      7.2 Distributions. (a) To facilitate any distributions of Secondary Securities (as such term is defined in the Indenture) made by the Issuer to Holders, the Depositary shall, at the Issuer's request, furnish or cause to be furnished to the Issuer as promptly as practicable a list of the Record Holders of Depositary Receipts and the number of Depositary Units held by each as recorded on the books of the Depositary as of the close of business on the last Business Day of the month preceding the month in which such request is made or as of such other time or such other Business Day as the Issuer may specify as the Record Date. A holder of a Depositary Receipt who is not a Record Holder thereof shall not be entitled to receive distributions made by the Issuer.

            (b) The Issuer may request the Depositary to act as paying agent with respect to a cash or other distribution by the Issuer. A request to serve in such capacity shall be made by the Issuer by giving notice of a proposed distribution and the calculation of the amount of the proposed distribution to be allocated to each Depositary Unit to the Depositary at least fifteen (15) Business Days before the distribution is to be made. If cash is to be distributed, the Issuer shall deposit with the Depositary, before the date on which the distribution is to be made, funds sufficient to pay the distribution to the Record Holders of Depositary Receipts as of the Record Date. Such deposit shall be accompanied by the Issuer's calculation of the distribution to which each Record Holder would be entitled, upon which calculation the Depositary shall be entitled to rely. On the date set by the Issuer for the distribution, the Depositary shall distribute the funds received from the Issuer to the Record Holders of Depositary Receipts as of the Record Date. Such distributions shall be made to Persons who are Record Holders as of the Record Date set for the particular distribution, notwithstanding the length of time any such Record Holder has held any Depositary Receipt.

      7.3 Voting. Upon receipt from the Issuer of notice of any meeting at which Record Holders of Depositary Receipts are entitled to vote or of which they are entitled to notice, the Depositary shall, at the request of the Issuer, mail to each Record Holder of Depositary Receipts, as of the Record Date specified in the notice of meeting, a copy of the notice. The Issuer shall furnish sufficient copies of the foregoing notice. Whether or not a Record Holder is entitled to vote on any matter concerning the Issuer shall be governed by the terms of the Indenture, the certificate of incorporation of the Issuer and applicable law. The Depositary shall have no obligation to vote, or any liability for refraining from voting, any security unless and until it has received written instructions from the Holder of the Securities to be so voted that the Depositary should vote or refrain therefrom.

      7.4 Indenture. Notwithstanding anything herein to the contrary, so long as the Depositary is also the Trustee under the Indenture, any information to be delivered to the Record Holders of the Depositary Receipts, any distributions to be made with respect to the Depositary Receipts, or votes to be taken by the Record Holders thereof, shall be made in accordance with the terms of the Indenture and in the event of any conflict between the terms hereof and the Indenture, the terms of the Indenture shall control.

      7.5 Termination.

            (a) This Agreement shall terminate upon the earlier of (i) the complete repayment of all of the Issuer's Obligations (as such term is defined in the Indenture), (ii) the acceleration of the Issuer's Obligations pursuant to the terms of the Indenture, and (iii) the foreclosure of the lien of FINOVA pursuant to the Pledge Agreement (as such term is defined in the Loan Agreement).

            (b) Upon termination of this Agreement, the Depositary shall cause the Securities then subject to this Agreement to be reissued in the name and in the appropriate amounts to each Record Holder.

                                  ARTICLE VIII

                    Status and Other Activity of Depositary;
                   Force Majeure; Immunities; Indemnification

      8.1 Depositary Not a Trustee, Issuer, Etc. Except as set forth in Section 2.1, neither the Depositary nor any Depositary's Agent shall have any title to Securities deposited under this Agreement. The Depositary shall have no right or power to sell, invest in, mortgage or borrow against any Securities deposited under this Agreement. Neither the Depositary nor any Depositary's Agent shall have any right by virtue of this Agreement to vote in, receive distributions of (except as provided in Section 7.2), or have any interest in the Issuer. Neither the Depositary nor any Depositary's Agent shall be liable for any assessments by the Issuer. It is intended that neither the Depositary nor any Depositary's Agent shall be deemed to be an "issuer" of securities under the Federal securities laws or applicable state securities laws, it being expressly understood and agreed that the Depositary and the Depositary's Agents are acting only in a ministerial capacity as depositary for Securities.

      8.2 Other Activity of Depositary. Notwithstanding Section 9.1 of this Agreement, the Depositary and any Depositary's Agent in their respective individual capacities and in other capacities may own and deal in, and act as registrar or transfer agent for, any class of securities of the Issuer, including Securities, Depositary Receipts and Depositary Units.

      8.3 Force Majeure. Neither the Depositary nor any Depositary's Agent nor the Issuer (or its shareholders, directors or officers) shall incur any liability to any holder of a Depositary Receipt if by reason of any provision of any present or future law or any regulation under any present or future law of the United States of America or of any other governmental authority, or by reason of any act of God or war or other circumstance beyond its control or in the case of the Depositary or the Depositary's Agent, the Depositary, any Depositary's Agent, or the Issuer (or its shareholders, directors or officers) is prevented or forbidden from doing or performing any act or thing required by the terms of this Agreement to be done or performed; nor shall the Depositary, any Depositary's Agent, or the Issuer (or its shareholders, directors or officers) incur any liability to any holder of a Depositary Receipt by reason of any nonperformance or delay caused as aforesaid in performance of any act or thing required by the terms of this Agreement to be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Agreement.

      8.4 Immunities. (a) Neither the Depositary (or any of its employees, officers, directors or agents) nor any Depositary's Agent nor the Issuer (or its shareholders, directors, officers, employees or agents) assumes any obligation or shall be subject to any liability under this Agreement to holders of the Depositary Receipts other than that each of them agrees to use its best judgment and good faith in the performance of such duties as are expressly set forth in this Agreement.

            (b) Neither the Depositary (or any of its employees, officers, directors or agents) nor any Depositary's Agent nor the Issuer (or its shareholders, directors, officers, employees or agents) shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of Securities, Depositary Units or Depositary Receipts that in its opinion may involve it in expense or liability unless indemnity, in addition to that provided by Section 8.5, satisfactory to it against all expense and liability has been furnished.

            (c) Neither the Depositary (or any of its employees, officers, directors or agents) nor any Depositary's Agent nor the Issuer (or its shareholders, directors, officers, employees or agents) shall be liable for any action or nonaction by it in reasonable reliance upon the advice of or information from legal counsel, accountants, any Person presenting Securities for deposit, any holder of a Depositary Receipt, or any other Person believed by it to be competent to give such advice or information. The Depositary (or any of its employees, officers, directors or agents), any Depositary's Agent, and the Issuer (or its shareholders, directors, officers, employees or agents) may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper Person or Persons.

            (d) Neither the Depositary (or any of its officers, directors, employees or agents) nor any Depositary's Agent shall be under any obligation to institute any action, suit, or legal proceeding or to take any other action likely to involve expense unless the Issuer shall furnish the Depositary or the Depositary's Agent with reasonable security for any costs and expenses which may be incurred; but this provision shall not affect the power of the Depositary or of the

Depositary's Agent to take action as it may consider proper whether with or without any security.

            (e) The Depositary and the Depositary's Agent are each hereby authorized and directed to (1) accept any instructions with respect to the application of duties hereunder from an officer of the Issuer and to (2) apply to such officers for advice or instruction in connection with its duties, and shall not be liable for any action taken by it in good faith in accordance with the instruction of such officers or taken in good faith in accordance with a statement of any such officer of the Issuer with respect to any fact or matter established by such statement.

      8.5 Indemnification. The Issuer shall indemnify the Depositary and any Depositary's Agents (other than agents affiliated with the Issuer) against, and hold each of them harmless from, all claims, liabilities, losses, damages, judgments, fines, settlements, costs and expenses (including all legal costs and expenses relating thereto, including reasonable attorneys' fees) that may arise out of (a) the acceptance by the Depositary or the Depositary's Agents of its duties under this Agreement and (b) acts performed or omitted in respect of the Agreement (1) by the Depositary or any Depositary's Agents (other than agents affiliated with the Issuer) except for any liability due to negligence, bad faith or intentional misconduct of the Depositary or any Depositary's Agent or
(2) by the Issuer or any of its agents.

      8.6 Tax Matters. The Depositary shall have no duties, obligations or liabilities with respect to (a) allocation of federal tax benefits related to federal tax matters respecting the Issuer and Holders or (b) any income or other tax reporting obligations imposed upon the Issuer or any Holder thereof by the Internal Revenue Service or any other federal, state or local taxing authority.

      8.7 Depositary Not Responsible For Validity of a Deposited Instrument. The Depositary assumes no responsibility for the correctness of the description prepared by the Issuer summarizing certain provisions of the Deposit Agreement which appears in the Depositary Receipts. Notwithstanding any other provision herein or set forth in the Depositary Receipts, the Depositary makes no warranties or representations as to the validity, genuineness or sufficiency of any stock certificates or other instruments representing any of the Securities at any time deposited with the Depositary hereunder or of the Securities evidenced thereby, as to the validity or sufficiency of this Agreement, as to the value or condition of the Securities, as to any right, title or interest of the Holders as to any right, title or interest of the Record Holders of the Depositary Receipts to the Securities. The Depositary shall not be accountable for the use or application by the Issuer of Depositary Receipts or proceeds of either thereof.

                                   ARTICLE IX

                             Charges; Fees; Expenses

      9.1 In General. The charges, fees or reimbursement for services provided hereunder are set forth in a separate agreement of the Depositary and the Issuer.

      9.2 Responsibility for Expenses and Charges. The Issuer shall be responsible for payment of all charges, fees and reasonable expenses of Depositary, including reasonable fees and expenses of its counsel, other than such as are expressly provided by this Agreement to be paid by Holders or by holders and transferees of the Depositary Receipts.

      9.3 Governmental Charges. If any tax or other governmental charge becomes payable with respect to the Securities, or a Depositary Receipt or a Depositary Unit evidenced thereby, or with respect to deposit, transfer of any of the foregoing, such tax or governmental charge shall be payable by the holder of the Receipt or the transferee in the case of a transfer. Transfer of a Depositary Receipt may be refused until such payment is made, and any cash or other distribution may be withheld and be applied to payment of such tax or other governmental charge, the holder or the transferee remaining liable for any deficiency. In the event the Depositary is required to pay any such charge or expense, the Issuer shall reimburse the Depositary for payment thereof upon the request of the Depositary.

      9.4 Special Charges. If at the election of an owner of Depositary Units or the holder or transferee of a Depositary Receipt, any delivery or communication from the Depositary is by telegram or telex or similar record telecommunication mode, or the Depositary incurs any charge or expense for which it is not otherwise liable under this Agreement, the owner, holder or transferee, as the case may be, shall be liable for such charge or expense. In the event the Depositary is required to pay any such charge or expense, the Issuer shall reimburse the Depositary for payment thereof upon the request of the Depositary.

      9.5 Notice Requirement. The Depositary shall give notice of the imposition of any charge or fee, other than the charges described in Sections 9.3 and 9.4, upon holders or transferees of Depositary Receipts, or any change therein, to any securities exchange upon which Depositary Units or Receipts are listed or, in the absence of such listing, by publication in a newspaper of general circulation in the Borough of Manhattan, New York, New York, and shall also give notice thereof in writing to all Record Holders of Receipts. The imposition of or a change in any such charge or fee shall not become effective until ninety (90) days after the date of such notice, unless it becomes effective in the form of an amendment pursuant to
Section 10.2.

                                    ARTICLE X

                             Resignation; Amendment

      10.1 Resignation and Removal of Depositary; Appointment of Successor Depositary. (a) The Depositary may at any time resign as Depositary under this Agreement by written notice of its election to do so delivered to the Issuer, such resignation to take effect thirty (30) days after the date of such notification or upon the earlier appointment of a successor Depositary and its acceptance of such appointment as hereinafter provided.

            (b) If the Depositary resigns, the Issuer shall, within thirty (30) days after the delivery of the notice of resignation, appoint a successor Depositary, which shall be a bank or trust company having a combined capital and surplus of at least $50,000,000. If within thirty (30) days after the delivery of the notice of resignation of the Depositary, no successor Depositary has been appointed, the Issuer shall act as the Depositary until such time as the Issuer appoints a successor Depositary. Any successor Depositary shall execute and deliver to its predecessor and to the Issuer an instrument in writing accepting its appointment, and thereupon such successor Depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor. The predecessor, upon payment of all sums due it and upon the written request of the Issuer, shall execute and deliver an instrument transferring to the successor Depositary all rights and powers of the predecessor under this Agreement, shall duly transfer all Securities on deposit to the successor Depositary, and shall deliver to the successor Depositary a list of the Record Holders of all outstanding Depositary Receipts. Any successor Depositary shall promptly mail notice of its appointment to the Record Holders of Depositary Receipts.

            (c) Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

      10.2 Amendment. (a) Any provision of this Agreement, including the form of Depositary Receipt, and the Transfer Application therefor, may at any time and from time to time be amended only by a written agreement among the Issuer, each Record Holder and the Depositary.

            (b) Upon the Issuer's request or as may be required by the rules or regulations of any securities exchange upon which any Depositary Units or Receipts are listed, the Depositary shall, at the request and the expense of the Issuer, give notice of any material amendment of this Agreement to each securities exchange upon which Depositary Units or Receipts are listed or, in the absence of such listing, by publication in newspapers of general circulation in the Borough of Manhattan, New York, New York, and shall also give notice thereof in writing to all Record Holders of Depositary Receipts. In the discretion of the Depositary, the text or substance of any amendment may be incorporated in the Depositary Receipts issued after its adoption.

            (c) Every Record Holder of a Depositary Receipt at the time any amendment of this Agreement becomes effective shall be deemed, by continuing to hold the Receipt, to consent and agree to the amendment and to be bound by this Agreement as amended thereby.

            (d) Notwithstanding anything herein to the contrary, no amendment to this Agreement shall override or supersede the terms and provisions of the Indenture.

                                   ARTICLE XI

                               General Provisions

      11.1 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Copies of this Agreement shall be filed with the Depositary and Depositary's Agents and shall be open to inspection during business hours at the Corporate Office by any Record Holder of a Depositary Receipt.

      11.2 Exclusive Benefit of Parties. This Agreement is for the exclusive benefit of the parties hereto, and their respective successors, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person.

      11.3 Invalidity of Provisions. If any provision of this Agreement or of the Depositary Receipts is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not be effected thereby.

      11.4 Notices. (a) Any notice to be given any of the following parties to this Agreement shall be deemed to have been duly given if personally delivered or sent by mail or by telegram or telex confirmed by letter, addressed to the party in the manner and at the address shown below, or at such address as the party has specified in a notice given in accordance with this Section.

      To the Issuer:

            Scott Cable Communications, Inc.
            Four Landmark Square, Suite 302
            Stamford, Connecticut  06901
            Attention: Bruce A. Armstrong

      To the Depositary:

            Fleet National Bank
            Corporate Trust Department
            One Federal Street
            Boston, Massachusetts  02110
            Attention: Corporate Trust Administration

            (b) Any notice to be given to any Record Holder of a Depositary Receipt shall be deemed to have been duly given if personally delivered or sent by mail or by telegram or telex confirmed by letter, addressed to him at his address as it appears on the books of the Depositary, or if he has filed with the Depositary a written request that notices intended for him be mailed to some other address, at the address designated in such request.

            (c) Delivery of a notice sent by mail or by telegraph or telex shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a telegram or telex message) is deposited, postage prepaid, in a post office letter box. The Depositary or the Issuer may, however, act upon any telegram or telex message received by it from either of the others or from any holder of a Depositary Receipt.

      11.5 Holders of Receipts to Be Parties. The holders of Depositary Receipts from time to time shall be parties to this Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof.

      11.6 Pronouns and Plurals. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

      11.7 Governing Law. This Agreement and the rights, duties, obligations and immunities of the Depositary under this Agreement or in respect of the Depositary Receipts, shall be governed by and construed in accordance with the laws of the State of New York.

      11.8 Captions. The headings of articles and sections in this Agreement and the form of Depositary Receipt set forth in Exhibit A hereto have been inserted for convenience only and are not to be regarded as a part of this Agreement or of any Receipt or to have any bearing upon the meaning or interpretation of any provision contained herein or in the Receipt. Unless otherwise specified, references contained herein to Subsections, Sections or Articles shall be deemed to apply to Subsections, Sections or Articles of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above set forth.

                                   SCOTT CABLE COMMUNICATIONS, INC.


                                   By: /s/ Bruce A. Armstrong
                                       ---------------------------------
                                   Name: Bruce A. Armstrong
                                   Title: Chief Executive Officer


                                   FLEET NATIONAL BANK, as Depositary


                                   By: /s/ Robert L. Bice, II
                                       ---------------------------------
                                   Name: Robert L. Bice, II
                                   Title: Vice President


                                   FLEET NATIONAL BANK, not in its
                                   individual capacity, but solely as
                                   Trustee under the Indenture

                                   By: /s/ Robert L. Bice, II
                                       ---------------------------------
                                   Name: Robert L. Bice, II
                                   Title: Vice President

                                    EXHIBIT A

      TRANSFER OF FULL RIGHTS OF OWNERSHIP OF DEPOSITARY UNITS REPRESENTED BY THIS RECEIPT MAY ONLY BE MADE TO PERSONS WHO EXECUTE A TRANSFER APPLICATION. SEE PARAGRAPHS 3 AND 7 HEREOF AND THE TRANSFER APPLICATION ON THE REVERSE SIDE.

      THE CLASS C COMMON STOCK OF SCOTT CABLE COMMUNICATIONS, INC. ("ISSUER"), AN UNDIVIDED INTEREST IN WHICH IS REPRESENTED BY THIS RECEIPT, IS SUBJECT TO A LIEN IN FAVOR OF FINOVA CAPITAL CORPORATION ("FINOVA")PURSUANT TO A PLEDGE AGREEMENT DATED AS OF DECEMBER 18,1996 BY AND AMONG FINOVA, ISSUER AND CERTAIN SHAREHOLDERS THEREOF. IN THE EVENT THAT FINOVA FORECLOSES ON SUCH LIEN, THE DEPOSIT AGREEMENT PURSUANT TO WHICH THIS RECEIPT IS ISSUED SHALL TERMINATE AND THE CLASS C COMMON STOCK SHALL NO LONGER BE SUBJECT THERETO OR HERETO.

                               DEPOSITARY RECEIPT

                                       for

                                   SECURITIES

                                    issued by

                        SCOTT CABLE COMMUNICATIONS, INC.
                              (a Texas corporation)

            This Receipt is Transferable in New York, New York,
            Hartford, Connecticut or Boston, Massachusetts

No.

      1. FLEET NATIONAL BANK, a national banking association, as Depositary ("Depositary"), hereby certifies that ____________________________________________________________ is the registered owner of _______________________________________________ Depositary Units, which represent a undivided _____________________ percent (____ %) interest in each of
(i) all of the issued and outstanding shares of class C common stock of Scott Cable communications, Inc., a Texas corporation (the "Issuer"), and (ii) the Notes issued in an aggregate principal amount of $49,500,000, and any additional notes issued as payment of interest thereon, pursuant to the Indenture dated as of December 18, 1996 between the Issuer and Fleet National Bank, as Trustee, that have been deposited under the Deposit Agreement hereinafter identified.

      2. Receipts, Deposit Agreement. Depositary Receipts ("Receipts"), of which this Receipt is one, are issued upon the terms and conditions set forth in a Deposit Agreement dated as of December 18, 1996, as may be amended from time to time in accordance with its terms ("Deposit Agreement"), between and among the Issuer, and the Depositary, and each Holder (as defined therein). The Deposit Agreement, copies of which are on file at the Depositary's Corporate Office, sets forth the rights of holders of Receipts, each of whom becomes a party to the Deposit Agreement by acceptance of a Receipt, and the rights and duties of the Depositary in respect of the Depositary Units and all other property and cash from time to time held under the Deposit Agreement. The statements made on the face and the reverse of this Receipt prepared by the Issuer are summaries of certain provisions of the Deposit Agreement and are subject to the detailed provisions thereof, to which reference is hereby made.

      3. Transfers, Split-Ups, Combinations. This Receipt is transferable on the books of the Depositary or a transfer agent upon surrender of this Receipt by the holder hereof, in person or by duly authorized attorney, to the Depositary or a transfer agent at the Depositary's Corporate Office, or at such other office or offices as the Depositary may designate, properly endorsed, or accompanied by an instrument of transfer properly executed by the transferor and accompanied by a Transfer Application in a form acceptable to the Depositary ("Transfer Application") properly executed by a transferee and upon such transfer the Depositary or the transfer agent shall, directly or through an agent, issue and deliver a Receipt to or upon the order of the Person entitled thereto. This Receipt may be split into other Receipts, or combined with other Receipts into one Receipt, evidencing the same aggregate number of Depositary Units as the Receipt or Receipts surrendered.

      4. Conditions to Signing and Delivery, Transfer, Etc. of Receipts. Before the execution and delivery, transfer, split-up, combination, surrender or exchange of this Receipt, the Depositary, any transfer agent or any of the Depositary's Agents may require (a) payment of a sum sufficient for reimbursement of any tax or other governmental charge with respect thereto (including any such tax or charge with respect to Securities being deposited),
(b) production of proof satisfactory to it as to the identity and genuineness of any signature or as to the due authorization of the action, and (c) compliance with such regulations, if any, as it may establish pursuant to the Deposit Agreement. Any Person presenting Securities for deposit or any holder of this Receipt may be required to file such information and to execute such certificates as the Depositary may request.

      5. Suspension of Delivery, Transfer, Etc. The deposit of Securities or the delivery of this Receipt against Depositary Units, may be suspended or the registration of transfer, surrender or exchange of this Receipt may be refused during any period when any register of owners of Depositary units is closed or when such action is deemed necessary or advisable by the Depositary, any of the Depositary's Agents or the Issuer at any time or from time to time because of any requirement of law or of any securities exchange upon which Depositary Units or this Receipt may be listed, government or governmental body or commission, or under any provision of the Deposit Agreement.

      6. Effect of Acceptance and Transfer of Receipts. A record holder of this Receipt shall only have the authority to convey to a purchaser or other transferee who does not execute and deliver a Transfer Application the right to negotiate this Receipt to a purchaser or other transferee. By acceptance of this Receipt, the transferee becomes a party to the Deposit Agreement, bound by the terms and conditions of the Deposit Agreement and the Receipt and agrees that his or its transferor's duty to provide the transferee with any requisite documents which may be necessary to obtain registration of the transfer of the security shall exclude any duty of the transferor with respect to the requirement of the delivery of an executed Transfer Application.

      7. Requirements of Execution. The holder of this Receipt shall not be entitled to any benefits under the Deposit Agreement and this Receipt shall not be valid or obligatory for any purpose unless the Receipt has been signed by and on behalf of the Depositary by the manual signature of a duly authorized employee; provided that such signature may be a facsimile if a Registrar has been appointed and this Receipt is countersigned by the manual signature of a duly authorized employee of the Registrar.

Dated:  _______                    FLEET NATIONAL BANK, as
                                   Depositary, Transfer Agent and Registrar


                                   By: _______________________________________
                                           Authorized Signature

                FURTHER CONDITIONS AND AGREEMENTS FORMING PART OF
                     THIS RECEIPT APPEAR ON THE REVERSE SIDE

                                  REVERSE SIDE

                        Further Conditions and Agreements
                          Forming Part of this Receipt

      8. Payment of Taxes or Other Governmental Charges. If any tax or other governmental charge becomes payable with respect to this Receipt or with respect to Depositary Units evidenced by the Receipt, such tax (including transfer taxes, if any) or governmental charge shall be payable by the holder of this Receipt. Transfer of this Receipt may be refused until such payment is made, and any distribution may be withheld and be applied to payment of such tax or other governmental charge, the holder of this Receipt remaining liable for any deficiency.

      9. Warranties by Holder. Every Person depositing Securities under the Deposit Agreement shall be deemed thereby to represent and warrant that such Person is, or is duly authorized to be acting for, a Holder as defined in the Deposit Agreement and that the Person making such deposit is the owner thereof or duly authorized by the owner thereof so to do.

      10. Amendment. Any provision of the Deposit Agreement or of the form of Receipt or Transfer Application may at any time be amended only by agreement among the Issuer, each Record Holder and the Depositary. The holder of this Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold this Receipt, to consent and agree to the amendment, and to be bound by the Deposit Agreement as amended thereby.

      11. Charges of Depositary. The Issuer will pay all charges of the Depositary, except for taxes and other governmental charges as are expressly provided in the Deposit Agreement to be at the expense of Persons depositing Securities.

      12. Title to Receipts. This Receipt (and the Depositary Units evidenced by this Receipt), when properly endorsed, or accompanied by an instrument of transfer properly executed by the transferor and accompanied by a Transfer Application properly executed by a transferee, is transferable in accordance with the laws governing transfers of investment securities; provided, however, that as a condition of this Receipt, and every successive holder hereof by accepting transfer or holding this Receipt consents and agrees, that until this Receipt is transferred on the books of the Depositary or any transfer agent, the Depositary, any transfer agent and the Issuer may, notwithstanding any notice to the contrary and notwithstanding any notation or other writing on this Receipt, treat the Record Holder hereof at such time as the absolute owner hereof for all purposes.

      13. Distributions. Whenever the Depositary receives from the Issuer any cash distributable to Record Holders of Depositary Units, the Depositary will, subject to the provisions of the Deposit Agreement, make such distribution to the Record Holders of Receipts on the record date fixed by the Issuer for purposes of such distribution in proportion to the number of Depositary Units registered in such Record Holders' names; provided, however, that the amounts distributed may be reduced by any amount required to be withheld by the Issuer or the Depositary on account of taxes.

      14. Reports. The Depositary will make available for inspection by Record Holders of Receipts at its Corporate Office and at such other office or offices as it may deem advisable, any report, financial statement, or communication received from the Issuer that is both (a) received by the Depositary in its capacity as the depositary of Securities and (b) made generally available to the Record Holders of Depositary Units. The Depositary will also send to Record Holders of Receipts copies of reports, financial statements and communications to the extent provided in the Deposit Agreement when furnished by the Issuer.

      15. Transfer Books. The Depositary will keep books for the transfer of Receipts, which at all reasonable times will be open for inspection by the Record Holders of Receipts provided that such inspection shall not be for the purpose of communicating with Record Holders of Receipts in the interest of a business or object other than the business of the Issuer or a matter related to the Deposit Agreement or the Receipts.

      16. Liability of Depositary, Depositary's Agents or the Issuer. Neither the Depositary nor any agent of the Depositary nor the Issuer shall incur any liability to any holder of any Receipt if, by reason of any provision of any present or future law of any governmental authority or, in the case of the Depositary or any agent of the Depositary, or by reason of any act of God or war or other circumstance beyond its control, the Depositary, any agent of the Depositary or the Issuer is prevented or forbidden from doing or performing any act or thing required by the terms of the Deposit Agreement to be done or performed; nor shall the Depositary, any agent of the Depositary or the Issuer incur any liability to any holder of a Receipt by reason of any non-performance or delay, caused as aforesaid, in performance of any act or thing required by the terms of the Deposit Agreement to be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided in the Deposit Agreement.

      17. Immunities of Depositary, Depositary's Agents and Issuer. Neither the Depositary nor any agent of the Depositary nor the Issuer (a) assumes any obligation or shall be subject to any liability under the Deposit Agreement to holders of the Receipts other than that each of them agrees to use its best judgment and good faith in the performance of such duties as are specifically set forth in the Deposit Agreement, or (b) will be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect to Securities, Depositary Units or Receipts that in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required, or (c) will be liable for any action or non-action by it in reasonable reliance upon the advice of or information from legal counsel, accountants, any Person presenting Securities for deposit, any holder of a Receipt, or any other Person believed by it reasonably and in good faith to be competent to give such advice or information. The Depositary, any Depositary's Agent, and the Issuer may rely and shall be protected in acting upon any written notice, request, direction or other document reasonably believed by it to be genuine and to have been signed or presented by the proper Person or Persons.

      18. Indemnification. The Issuer will indemnify the Depositary and its agents (other than agents of the Issuer) against, and hold them harmless from, all claims, liabilities, losses, damages, judgments, fines, settlements, costs and expenses (including all legal costs and expenses relating thereto, including reasonable attorneys fees) that may arise out of (a) the acceptance by the Depositary or any of its agents of its duties under the Deposit Agreement and
(b) acts performed or omitted in respect of the Deposit Agreement (i) by the Depositary or any of its agents (other than agents affiliated with the Issuer), except for any liability arising out of negligence, bad faith or intentional misconduct of the Depositary or any of its agents or (ii) by the Issuer or any of its agents.

      19. Resignation of Depositary. The Depositary may at any time resign by written notice of its election to do so delivered to the Issuer, such resignation to take effect 30 days after the date of such notification or upon the earlier appointment of a successor Depositary and its acceptance of such appointment, as provided in the Deposit Agreement.

      20. Governing Law. The Deposit Agreement and the rights, duties, obligations and immunities of the Depositary hereunder shall be governed by and construed in accordance with the laws of the State of New York without regard to that State's principles of conflicts of law.

      21. Defined Terms. Any term not expressly defined herein shall have the meaning ascribed to it in the Deposit Agreement.

      DEPOSITARY NOT RESPONSIBLE FOR VALIDITY OF ANY DEPOSITED INSTRUMENT. The Depositary assumes no responsibility for the correctness of the foregoing descriptions prepared by the Issuer summarizing certain provisions of the Deposit Agreement and makes no warranties or representations as to the validity, genuineness or sufficiency of any certificate or other instrument deposited with the Depositary or of the Securities evidenced thereby, as to the value or condition of such Securities, as to any right, title or interest of the record holders of the such instruments to the Securities or as to any right, title or interest of the record holders of the Depositary Receipts to the Securities.

      The following abbreviations, when used in the inscription on the face of this Receipt, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                      UNIF GIFT MIN
                                                ACT--   _______ Custodian ______
                                                   (Cust)            (Minor)

TEN ENT -- as tenants by the entireties

JT TEN -- as joint tenants with right of                  under Uniform Gifts to
 survivorship and not as tenants in common                     Minors Act ______
                                                                         (State)

Additional abbreviations may also be used, though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                              ___________________________________

_________________________________________        _______________________________
Please insert Social Security or other           Please print or
identifying number of Transferee                 typewrite name and
                                                 address of Transferee

__________________________________________ Depositary Units represented by the within Receipt, and irrevocably constitutes and appoints
__________________________________ attorney, to transfer the same on the books of the within-named Depositary, with full power of substitution in the premises.

Dated: __________________________________  Signature ___________________________

Signature Guaranteed

_________________________________________

      Note: The signature to any endorsement hereon must correspond with the name as written upon the face of the Receipt, in every particular, without alteration or enlargement or any change whatever. If the endorsement is executed by an attorney, executor, administrator, trustee or guardian, the person executing the endorsement must give his full title in such capacity, and proper evidence of authority to act in such capacity, if not on file with the Depositary, must be forwarded with this Receipt. The signature must be guaranteed by an authorized employee of a bank, trust company or member of a National Securities Exchange.

      No assignment of the Depositary Units evidenced by a Depositary Receipt will be registered on the books of the Depositary or of Scott Cable Communications, Inc., a Texas corporation unless an Application for Transfer of Depositary Units has been executed and delivered by an assignee on the form of application set forth below. An assignor of a Depositary Receipt shall have no duty to an assignee with respect to the requirement of the assignee to deliver an executed transfer application in order for an assignee to obtain registration of transfer of the Depositary Receipt.

                  APPLICATION FOR TRANSFER OF DEPOSITARY UNITS

      The undersigned ("Applicant") hereby applies for transfer to the name of the Applicant of the Depositary Units evidenced by a Depositary Receipt.

      The Applicant (i) agrees to be bound by the terms and conditions of the Deposit Agreement and the Depositary Receipt, and (ii) represents and warrants that the Applicant has all right, power and authority necessary to enter into the Deposit Agreement.

Date: _________________________________   ______________________________________
                                                       Signature

_______________________________________   ______________________________________
       Social Security or other                    Residence Address
          identifying number

_______________________________________
            Purchase Price
    (including commissions, if any)

Type of Entity (check one):

_____________Individual ___________Issuer __________Corporation

_____________Trust ___________________ Other (specify): ________________________

      If the Applicant is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof, or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Applicant is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, the above certification as to any person for whom the Applicant will hold the Depositary Unit shall be made to the best of the Applicant's knowledge.